EXHIBIT 10.55


          AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of November 20, 2002, among Panamerican Beverages, Inc., a Panamanian corporation (the "Borrower") and the financial institutions listed in the signature pages hereto (the "Consenting Lenders"). All capitalized terms used but not defined herein shall have the meaning given to such terms in the Credit Agreement (as defined below).

          The Borrower, the financial institutions listed on the signature pages thereto, ING Capital LLC, as administrative agent (in such capacity, the "Administrative Agent"), and The Chase Manhattan Bank, as syndication agent, entered into a Second Amended and Restated Credit Agreement, dated as of October 29, 2001 (the "Credit Agreement") and now have agreed, pursuant to
Section 8.01 of the Credit Agreement, to amend Section 5.04(b) of the Credit Agreement in its entirety. Effective as of the date hereof upon the execution and delivery of this Amendment by the Borrower and Lenders constituting the Required Lenders, Section 5.04(b) of the Credit Agreement is amended in its entirety as follows:

          (b) Debt to EBITDA Ratio. Maintain a ratio of Consolidated Debt to Consolidated EBITDA (calculated as of the last day of each fiscal quarter or year hereinafter indicated, as reflected in the quarterly or annual financial statements for such fiscal quarter or year, for the twelve-month period ending on the relevant date of determination) of not more than (i) 2.35 to 1 through the periods ended December 31, 2002 and March 31, 2003 and (ii) 2.25 to 1 thereafter.

          In order to induce the Consenting Lenders to enter into this Amendment, the Borrower hereby (i) makes the representations and warranties set forth in Article IV of the Credit Agreement as of the date hereof (it being understood and agreed that any representation which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) represents and warrants that, (a) as of the date hereof, there exists no Default or Event of Default under the Credit Agreement as amended by this Amendment and (b) since December 31, 2001, there has been on Material Adverse Change.

          Except as expressly provided hereby, the Credit Agreement, each other Loan Document and all instruments and documents executed and delivered pursuant thereto shall continue in full force and effect in accordance with their respective terms. All references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as modified by this Amendment and as hereafter modified by any amendment, modification or supplement thereto. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                        [SIGNATURES ON FOLLOWING PAGES]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     PANAMERICAN BEVERAGES, INC., as Borrower


                                     By:
                                            /s/ Annette Franqui
                                            ----------------------------------
                                     Name:  Annette Franqui
                                     Title: CFO

                                     ING BANK N.V., ACTING THROUGH ITS
                                     CURACAO BRANCH, as Lender


                                     By:
                                            /s/
                                            ----------------------------------
                                     Name:____________________________________
                                     Title:___________________________________


                                     By:
                                            /s/
                                            ----------------------------------
                                     Name:____________________________________
                                     Title:___________________________________

                                     FLEET NATIONAL BANK, as Lender


                                     By:
                                            /s/ Ravi Kacker
                                            ----------------------------------
                                     Name:  Ravi Kacker
                                     Title: Director


                                     By:
                                            /s/ Janet G. O'donnell
                                            ----------------------------------
                                     Name:  Janet G. O'donnell
                                     Title: Managing Director

                                     BANCO BILBAO VIZCAYA ARGENTARIA, S.A.,
                                     as Lender



                                     By:
                                            /s/ Hector Villegas
                                            ----------------------------------
                                     Name:  Hector Villegas
                                     Title: Vice President Global
                                            Corporate Banking

                                     By:
                                            /s/ Salustiano Machado
                                            ----------------------------------
                                     Name:  Vice President
                                     Title: Global Corporate Banking

                                     LANDESBANK SCHLESWIG-HOLSTEIN
                                     GIROZENTRALE, as Lender


                                     By:
                                            /s/ Imke Hallmann
                                            ---------------------------------
                                     Name:  Imke Hallmann
                                     Title: Assistant Vice President


                                     By:
                                            /s/ Frank Drews
                                            ---------------------------------
                                     Name:  Frank Drews
                                     Title: Vice President

                                     COOPERATIEVE CENTRALE RAIFFEISEN
                                     BOERENLEENBANK B.A., "Rabobank Nederland",
                                     NEW YORK BRANCH, as Lender


                                     By:
                                            /s/ Edward J. Prisner
                                            ---------------------------------
                                     Name:  Edward J. Prisner
                                     Title: Managing Director


                                     By:
                                            /s/ Chris G. Kortlandt
                                            ---------------------------------
                                     Name:  Chris G. Kortlandt
                                     Title: Managing Director

                                     WACHOVIA BANK, N.A., as Lender


                                     By:
                                            /s/ J. Tyler Rollins
                                            ---------------------------------
                                     Name:  J. Tyler Rollins
                                     Title: Director

                                     SUNTRUST BANK, as Lender


                                     By:
                                            /s/ Donald M. Lynch
                                            ---------------------------------
                                     Name:  Donald M. Lynch
                                     Title: Director

                                     CITIBANK MEXICO S.A., as Lender


                                     By:
                                            /s/ Jose Maria Urquiza
                                            ---------------------------------
                                     Name:  Jose Maria Urquiza
                                     Title: Vice President